EXHIBIT 99.1

Investor Meeting Regarding Its Real Estate Operations Forestar Real Estate Group June 1, 2006

This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements reflect management's current views with respect to future events and are subject to risks and uncertainties. Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward-looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; the availability and price of raw materials we use; fluctuations in the cost of purchased energy; fluctuations in the costs we incur to transport the raw materials we use and the products we manufacture; assumptions related to pension and post- retirement costs; assumptions related to accounting for impaired assets; the collectibility of loans and accounts receivable and related provisions for losses; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and other factors, many of which are beyond our control. Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward-looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this release to reflect the occurrence of events after the date of this presentation. Forward Looking Statements 2

Agenda 7:30 - 9:30 am Investor Presentation Forestar Real Estate Group Kenny Jastrow High-Value Land Jim DeCosmo User Value Craig Knight Development Craig Knight Development Economics Craig Knight Forestar Transparency Jim DeCosmo 9:30 - 11:30 am Project Tour Stonewall Ranch John Pierret Cibilo Canyons John Pierret 11:30 - 12:30 pm Lunch / Q&A 3

Temple-Inland - Our Focus Creating Superior and Sustainable Shareholder Value Shareholder value created by maximizing ROI Existing portfolio of businesses well-positioned to maximize ROI and cash flow Corrugated Packaging, Forest Products, Real Estate and Financial Services Significant opportunity for new Real Estate segment including High-Value Land Board of Directors and Management team: committed to shareholder value creation Focused strategy and execution of strategic initiatives drive ROI and shareholder value 4

Temple-Inland Strategy Market-driven, customer-focused Company Focus on Corrugated Packaging from an integrated platform Maximize the value of Timberlands through the alignment of well-located converting operations with accelerated fiber growth Value creation from Real Estate, including High-Value land Realization of earnings and cash flow from Financial Services, which is a low-cost, low-risk provider of financial products 5

New Fourth Line of Business 6

Forestar Real Estate Group High-Value Land Lumbermen's Investment Corporation Ventures 7

Forestar Assets 1 2 35 2 3 26 1 3 State Project Count 73 Projects - 240,000 acres - 8 States - 11 Markets 8

Real Estate History LIC incorporated in 1955 - Focus on commercial and residential development TEMCO joint venture formed in 1991 with Cousins to develop timberland in GA Temple-Inland Land & Timber (TILT) formed in 2001 to focus on high-value lands around Atlanta, GA metropolitan area CL Realty joint venture formed in 2002 with Cousins to focus on real estate development activities across the U.S. In 1st qtr. 2006, Temple-Inland began reporting real estate as fourth segment 9

Real Estate Management Team Forestar management team has over 200 years of real estate experience in: - Acquisition - Entitlement - Development 47 employees 10

Real Estate Management Team Craig Knight Chief Real Estate Officer Craig is responsible for all of Temple-Inland's real estate acquisition and development operations under Forestar Real Estate Group. Craig has over 30 years of real estate development and investment experience. Jim DeCosmo Group Vice President - Real Estate Jim most recently served as Vice President, Forest, where he was responsible for the company's 2.0 million acres of timberland. Jim's experience includes 20+ years in forest management positions throughout the southern United States. 11

Real Estate Management Team Bob Young Executive Vice President Bob is responsible for our Georgia/Alabama real estate activities including entitlement and development of our high-value land assets. Bob has over 30 years of diverse experience in the real estate industry. John Pierret Executive Vice President John is responsible for residential land development operations across the United States. John has over 25 years experience in real estate development and investment. 12

Real Estate Fundamentals Housing Market Drivers: Demographics - Population Growth Immigration Age Class Distribution Employment 13

Where is the Population Growth? Arizona Texas Florida North Carolina Georgia California Top 6 states will have 51 million of 80 million new people between 2000 and 2030, generating over 28 million new homes in these top six states Source: U.S. Census Bureau and Demographia 14

MSA Population Growth Top 30 MSA's will have 39 million new people and 22 million new homes from 2000 to 2025 Houston Jacksonville Phoenix Dallas Austin Los Angeles San Diego San Antonio New York Chicago Charlotte Denver Portland Tampa Atlanta Fresno Seattle Raleigh Las Vegas Orlando Philadelphia Bakersfield Baltimore Sacramento Salt Lake City Miami Boston Washington Minneapolis San Francisco Source: U.S. Census Bureau and Demographia 15

Right Projects, Right Markets Houston Jacksonville Phoenix Dallas Austin Los Angeles San Diego San Antonio New York Chicago Charlotte Denver Portland Tampa Atlanta Fresno Seattle Raleigh Las Vegas Orlando Philadelphia Bakersfield Baltimore Sacramento Salt Lake City Miami Boston Washington Minneapolis San Francisco Project Markets Kansas City Nashville 16

Located in Prime Markets 17

Customers Primary customers for lot development include national and large regional homebuilders Forestar Real Estate Group customers include: 18

Our Strategy for Value Creation Opportunity Value Chain Acres Projects Relative Capital Required Development Acquire & Develop: for final use, return on capital discipline 14,000 53 High User Value Entitlement: zoning, sewer, water and road access 22,000 20 Low to moderate High-Value Land Location: in growth corridors, not yet entitled 204,000 Book basis Total 240,000 73 Value 19

High-Value Land 20

High-Value Land (thousands) Anticipate high-value acreage will increase; principally GA & TX Acres 2001 Initial Assessment 160 To Entitlement (21) Sales (18) Subsequent Re-Classifications 83 Current High Value Land 204 Total Reclassifications 242 21

Atlanta Market Trends Ninth-largest metropolitan market in the U.S. Largest population increase in U.S. (1990 - 2003) 13.5% projected population increase by 2010 Headquarters for 14 Fortune 500 and 28 Fortune 1000 companies Atlanta's airport is the world's busiest Number one market for new building permits 22

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High-Value Land 25

Reclassification Example 26

User Value 27

Entitlement Activity Entitlement activity initiated on 21,950 acres, 20 projects 18 projects, 21,220 acres in GA 2 projects, 730 acres in CA Activity includes: Applications - Concept Plans Annexation - Zoning Engineering Timing of entitlement activity dependent upon size of project, location and use 28

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Town West 1,110 acre mixed-use development located in Bartow County, GA, near I-75, approx. 60 miles north of Atlanta Project Entitlement Activity: Highway 140 widening has been approved, funded and is currently being engineered Annexation into the City of Adairsville, GA Zoning and DRI applications have been filed Concept plan complete Preliminary engineering in process 32

Town West Proposed Development Plan (1,110 acres): Residential (598 acres) Retail / Office / Industrial (138 acres) Greenspace & Recreational (250 acres) 124 acres of adjacent land for future development Other Market Activity - New Cabelas store announced for Spring 2007 33

Town West - Project Status Insert Google Tour & Screen Shot for Investor Presentation Handout 34

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Lithia Springs - Project Status 260 acre mixed-use development located adjacent to Honda transmission plant near I-20 in Haralson County, GA, approximately 45 minutes west of Atlanta Project Entitlement Activity: Annexation in process Water and Sewer has been constructed to the site by the City Entry road for Honda transmission plant through the site has been constructed Jointly pursuing with the City and City Development Authority for the construction of a Federally assisted access road along I-20 that will improve other adjacent high-value land property 36

Lithia Springs Proposed Concept Plan (260 Acres): Residential (148 acres) Office / Industrial (56 acres) Retail (15 acres) Greenspace & Recreational (41 acres) Other Market Activity: - Honda plant has opened and they have announced an additional $50 million expansion 37

Lithia Springs Insert Google Earth Tour Here & Screen Shot for Investor Handout 38

Wolf Creek 11,810 acre mixed-use development located in Carroll County, GA, approximately 25 minutes west of Atlanta's Hartsfield-Jackson International Airport Project Entitlement Activity: Planning information complete Zoning application filed and accepted by the County Construction of the South Fulton Parkway underway and scheduled to be complete by summer 2006 Negotiating with Water and Sewer Authorities to secure competitive wastewater and water services Development of Regional Impact ("DRI") Application has been approved by the State Authority 39

Wolf Creek Entitlement Activity Cont'd County is amending comprehensive land use plan Economic impact study is in process Impact fee study is in progress Finalizing development agreement with county Proposed Development Plan (11,810 acres): Residential (7,440 acres) Office / Industrial/ Municipal (826 acres) Retail (590 acres) Open Space, Greenspace & Recreational (2,954 acres) 40

Wolf Creek Insert Google Earth Tour 41

Development 42

Forestar Real Estate Group Acquisition, entitlement and development of land Development focus - residential and mixed use communities; however, investments include office, hotels, shopping centers and apartments Investment Vehicles - Wholly-owned - Joint ventures Primary customers - national and regional homebuilders 43

Stonewall Ranch 165 acre residential development located off I-10 in West San Antonio, TX Project detail: 488 developed lots Four year project Average price per lot approximately $42,000 Home prices range from high $200,000 - high $300,000 Project amenities include pool and cabana Joint Venture Builders include Highland & Newmark Success of project has resulted in development of Stonewall Estates 44

Stonewall Ranch Insert Google Earth Tour 45

Cibolo Canyons 2600 acre mixed-use development located near FM 1604 in North San Antonio, TX Future home of proposed destination JW Marriott resort and two TPC championship golf courses designed by Pete Dye and Greg Norman Wholly-owned Builders include Highland, Meritage & Newmark 46

Cibolo Canyons cont'd Project Detail: 1,800 planned lots; 200 sold too date Lot prices range from $45,000 - $65,000 for 55' - 80' lots Home prices currently range from $200,000 - $400,000+ 145 acres of commercial Other project uses include multi-family, retail, condo and active adult development 47

Insert Google Earth Tour Cibilo Canyons 48

Seven Hills 1,574 acre mixed-use development located in Paulding County, GA Project detail: 1,017 planned lots; 420 sold Home prices range from $170,000 - $500,000 46 commercial acres; 5 sold Builders include many custom and regional builders Joint Venture development with Cousins Properties through TEMCO joint venture Project represents High-Value Land Entitlement Development 49

Seven Hills Insert Google Earth Tour 50

Development Economics 51

Development Example * Development costs include proforma interest carry - 91 acre project 282 developed lots This data, which is based on an actual project, includes projections and estimates and the actual results may vary significantly from these projections and estimates. This single project is also not necessarily indicative of any other projects. Total Per Acre Revenues Lot Sales $13.6 million $149,500 Costs Land Investment $2.2 million $23,750 Development* $7.9 million $86,500 Total Costs $10.1 million $110,250 Profit $3.6 million $39,250 Return on Cost 36% Note: If land was previously owned timberland, designated high- value and developed: Net profit per acre = $63,000 52

Forestar Disclosure To Provide Transparency into Real Estate Activities 53

Real Estate Pipeline (Acres) 54

High-Value Land - $7.5 million in high-value land sales 1st qtr. 2006 - Avg. price per acre - $8,100 - Acres sold - 923 Residential * - Sold 1,061 lots - Average Revenue Per Lot - $48,000 - Average Gross Profit Per Lot - $13,000 Commercial * Sold 43 Acres Average Price Per Acre - $475,000 $8 million gain on sale of five acres of land for commercial use; avg. price per acre - $2.8 million Earnings & SEC Disclosures * Includes Joint Venture Activity 55

Forestar Website Transparency and Understanding Portfolio Scope and Scale Project level detail www.Forestargroup.com 56

Forestar Communities 57

Community Detail 58

Wolf Creek 11,810 Acres Forestar High-Value Land 59

Forestar Commercial 60

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